ANNUAL REPORT O OCTOBER 31, 1998

[LOGO]

         International
         Growth & Income
         Portfolio
================================================================================
                              INVESTMENT PRODUCTS:
              NOT FDIC INSURED O NO BANK GUARANTEE O MAY LOSE VALUE
================================================================================

INTERNATIONAL STOCKS

TABLE OF CONTENTS


Letter to Our Shareholders                                                     1
 ................................................................................
Portfolio Environment and Outlook                                              2
 ................................................................................
Fund Facts                                                                     3
 ................................................................................
Portfolio Highlights                                                           4
 ................................................................................
Fund Performance                                                               5
 ................................................................................
CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO

Statement of Assets and Liabilities                                            6
 ................................................................................
Statement of Operations                                                        7
 ................................................................................
Statement of Changes in Net Assets                                             8
 ................................................................................
Financial Highlights                                                           9
 ................................................................................
Notes to Financial Statements                                                 10
 ................................................................................
Independent Auditors' Report                                                  13
 ................................................................................
INTERNATIONAL PORTFOLIO
Portfolio of Investments                                                      14
 ................................................................................
Statement of Assets and Liabilities                                           17
 ................................................................................
Statement of Operations                                                       17
 ................................................................................
Statement of Changes in Net Assets                                            18
 ................................................................................
Financial Highlights                                                          18
 ................................................................................
Notes to Financial Statements                                                 19
 ................................................................................
Independent Auditors' Report                                                  23
 ................................................................................

LETTER TO OUR SHAREHOLDERS


Dear Shareholder:

   This annual report covers the period from the CitiFundsSM International Growth & Income Portfolio's Commencement of Operations on March 2, 1998 through October 31, 1998. Inside, we discuss the market conditions faced by the Portfolio's Subadviser, Hotchkis and Wiley, as well as the strategies it employed and its outlook for the future.

   Much of the reporting period saw a continuation of generally positive economic conditions in the United States and Europe despite poor economic performance in the emerging markets and Japan. During the first half of 1998, broad measures of U.S. and European stock market performance continued to rise. However, the spreading financial crisis overseas caused stock prices throughout the world to decline sharply, including both developed and emerging markets.

   In our view, recent market volatility once again confirms the benefits of diversification. By allocating your investment assets among a number of different geographic regions and markets--including stocks, bonds and money market securities--you may be able to reduce the effects of heightened volatility on your overall portfolio. In our view, CitiFunds International Growth & Income Portfolio can play a valuable role in such a diversified investment portfolio.

   Thank you for your continued confidence and participation.

Sincerely,


/s/Philip W. Coolidge
Philip W. Coolidge
President
November 20, 1998

PORTFOLIO ENVIRONMENT AND OUTLOOK

   1998 HAS BEEN A VOLATILE YEAR for the stocks in which CitiFunds International Growth & Income Portfolio invests. Gains achieved during the second quarter of 1998 were largely retraced in the third quarter before rebounding in October. The third quarter's weakness was a response to the currency and banking crisis that began last year in Southeast Asia. When it became clearer this past summer that spreading global financial problems would affect the earnings of multinational companies more than most analysts had anticipated, investors reacted by selling investments that they perceived as vulnerable. As a result, many international companies doing business in global markets experienced steep stock price declines.
   In Europe, Russia's currency devaluation and effective default on its government debt triggered a "flight to quality" among investors, who generally avoided all but the largest and most creditworthy markets and investments. The prices of fundamentally sound stocks fell when risk-averse investors attempted to shift their assets away from smaller national markets. As a result, the largest European markets - including Germany and the U.K. - generally fared better than smaller markets, such as Italy or Finland. Similarly, Europe saw a wide disparity in the performance of large-capitalization stocks, which held up fairly well during the correction, and small-capitalization stocks, which did not. Finally, investors preferred the stocks of companies able to produce consistent earnings growth, and tended to avoid the types of value-oriented stocks in which the Portfolio primarily invests.
   Asia's developed markets experienced weakness during the reporting period because of recessionary conditions throughout the region. Japan's economy continued to languish in the midst of a longstanding banking crisis, while the Hong Kong stock market suffered from currency concerns. Markets in natural resource-producing nations such as Canada, New Zealand and Australia were negatively affected by lower commodities prices.
   WE ATTEMPTED TO ADD VALUE IN THIS DIFFICULT MARKET ENVIRONMENT by allocating the Portfolio's assets to those regions of the world we expected to perform best. Accordingly, as of October 31, approximately 78% of the Portfolio's assets were invested in European stocks, about 15% were in Asian companies and about 3% were invested in Canada. Within Europe, we have emphasized markets in the United Kingdom because of the creation of compelling values after the summer correction, as well as Germany and France. In contrast, we shifted assets away from markets in Hong Kong, Japan, Canada and Australia over the past six months.
   We have also changed the portfolio's mix of industries and market sectors in response to deteriorating market conditions. We shifted assets to companies that we consider to be relatively less volatile, including the stocks of pharmaceutical and telecommunications companies. These companies may be more likely to maintain their values than other types of value stocks because of the consistency of their revenue streams. Where we maintained exposure to more economically sensitive companies, such as building materials and construction firms, they have tended to be characterized by strong balance sheets and low valuations.
   In our view, many value-oriented stocks are now priced at recessionary levels. At the same time, many growth-oriented stocks continue to sell at near the high end of their valuation ranges. We believe that such a large disparity is unsustainable over the long term. While we cannot predict the timing of a return to more reasonable price relationships between growth and value stocks, we are confident that a rebound for value stocks is ahead. Accordingly, we are maintaining the value-oriented approach that has worked well for us in the past: buying the stocks of international companies with above-average dividend yields, and holding them until their true values are reached.
   Looking forward over the near term, we are proceeding cautiously because we may see further global economic weakness in the months ahead. Slower economic growth worldwide may have negative implications for corporate earnings, leading to continued volatility in the global stock markets. In the meantime, the stocks of many strong businesses have become available at low prices relative to historical levels. What's more, many European companies are continuing to restructure their operations to become more profitable, and the advent of European Monetary Union in 1999 is expected to open new markets. When the global economic turnaround arrives, as we believe it inevitably will, corporate earnings and valuations should rise. In our view, value-oriented international stocks may be in an excellent position to lead the global stock markets higher over the longer term.

FUND FACTS

FUND OBJECTIVE
Current income and long-term growth of income accompanied by growth of capital.

INVESTMENT MANAGER                       DIVIDENDS
Citibank, N.A.                           Paid semi-annually, if any

PORTFOLIO SUBADVISER                     CAPITAL GAINS
Hotchkis and Wiley                       Distributed annually, if any

COMMENCEMENT OF OPERATIONS               BENCHMARKS
March 2, 1998                            o MSCI EAFE Index

NET ASSETS AS OF 10/31/98                o Lipper International Equity Funds
$17.2 million                             Average

PORTFOLIO HIGHLIGHTS
================================================================================
INDUSTRIES AS A % OF THE PORTFOLIO AS OF OCTOBER 31, 1998

INDUSTRY                                                    % OF COMMON STOCKS
================================================================================
Banking                                                            14.4%
Miscellaneous                                                      12.1%
Food & Beverages                                                    7.5%
Construction Materials                                              6.7%
Industrial Machinery                                                5.3%
Conglomerates                                                       5.2%
Financial Services                                                  4.3%
Telephone                                                           4.3%
Drugs & Healthcare                                                  4.2%
Insurance                                                           3.6%
Gas Exploration                                                     3.2%
Chemicals                                                           3.2%
Electrical Utilities                                                3.0%
Electronics                                                         2.8%
Paper                                                               2.7%
Real Estate                                                         2.2%
Toys, Amusement & Sporting Goods                                    1.7%
Steel                                                               1.5%
Household Appliances                                                1.4%
NonFerrous Metals                                                   1.3%
Mining                                                              1.1%
Retail Trade                                                        1.1%
Business Services                                                   1.0%
Software                                                            1.0%
Automobiles                                                         1.0%
Petroleum Services                                                  0.9%
Railroads & Equipment                                               0.8%
Apparel & Textiles                                                  0.6%
Broadcasting                                                        0.6%
Agricultural Machinery                                              0.5%
Auto Parts                                                          0.5%
Air Travel                                                          0.3%



PORTFOLIO COMPOSITION AS OF OCTOBER 31, 1998

Great Britain     25.0%
Switzerland       11.0%
Netherlands        8.0%
France             8.0%
Germany            8.0%
Japan              8.0%
Hong Kong          6.0%
Other             26.0%

FUND PERFORMANCE
TOTAL RETURNS
                                                            SINCE
FOR THE PERIOD MARCH 2, 1998                                3/2/98
(COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998         (INCEPTION)*
================================================================================
CitiFunds International Growth & Income Portfolio           (9.60)%
Lipper International Equity Funds Average                   (4.71)%+
MSCI EAFE Index                                             (1.14)%+

*Not Annualized
+From 2/28/98


GROWTH OF A $10,000 INVESTMENT


CitiFunds International Equity Fund

Lipper International Equity Funds Avg.

MSCI EAFE Index

3/2/98   10000    10000    10000
4/30/98  10394    10655    10640
5/31/98  10346    10666    10550
6/30/98  10426    10584    10330
7/31/98  10535    10737    10130
8/31/98  9232     9204     8660
9/30/98  8951     8871     8250
10/31/98 9886     9530     9040
3/31/98  10310    10511    10500

A $10,000 investment in the Fund made on inception date would have been worth $9,040 (as of 10/31/98). The graph shows how the Fund compares to its benchmarks over the same period.

The graph assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: All Fund performance numbers represent past performance, and are no guarantee of future results. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures are provided in accordance with SEC guidelines for comparative purposes for prospective investors and reflect certain voluntary fee waivers which may be terminated at anytime. If the waivers were not in place, the fund's returns would have been lower.

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
Statement of Assets and Liabilities
October 31, 1998
================================================================================
Assets:
Investment in International Portfolio, at value (Note 1A)           $17,162,831
Receivable for shares of beneficial interest sold                         8,790
Receivable from Sub-Administrator                                        17,944
Other assets                                                             44,998
--------------------------------------------------------------------------------
  Total assets                                                       17,234,563
--------------------------------------------------------------------------------
Liabilities:
Accrued expenses and other liabilities                                   48,356
--------------------------------------------------------------------------------
Net Assets for 1,902,066 shares of beneficial interest outstanding  $17,186,207
================================================================================
Net Assets Consist of:
Paid-in capital                                                     $19,874,029
Unrealized depreciation                                              (3,394,721)
Accumulated net realized gain                                           556,257
Undistributed net investment income                                     150,642
--------------------------------------------------------------------------------
  Total                                                             $17,186,207
================================================================================
Net Asset Value, Offering Price and Redemption Price
  Per Share of Beneficial Interest                                        $9.04
================================================================================

See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE PERIOD MARCH 2, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
================================================================================
Investment Income (Note 1B):
Dividend Income from International Portfolio
  (net of foreign withholding tax of ($76,163))      $365,449
Interest Income from International Portfolio           13,027
Foreign Tax Reclaims                                   42,123
Allocated expenses from International Portfolio      (118,267)
--------------------------------------------------------------------------------
                                                                      $ 302,332
--------------------------------------------------------------------------------
Expenses:
Distribution fees (Note 3)                             30,714
Management fees (Note 2)                               30,714
Audit fees                                             13,450
Shareholder reports                                    19,577
Transfer agent fees                                    13,000
Custody and fund accounting fees                        9,471
Legal fees                                              7,204
Registration fees                                       5,904
Trustees fees                                           2,170
Other                                                   2,913
--------------------------------------------------------------------------------
  Total expenses                                      135,117
Less expenses assumed by the Sub-Administrator        (18,393)
Less aggregate amount waived by the Manager (Note 2)  (30,714)
--------------------------------------------------------------------------------
  Net expenses                                                           86,010
--------------------------------------------------------------------------------
Net investment income                                                   216,322
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) from
  International Portfolio:
Net realized gain                                     490,577
Unrealized depreciation                            (3,394,721)
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
    from International Portfolio                                     (2,904,144)
--------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                ($2,687,822)
--------------------------------------------------------------------------------


See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MARCH 2, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                                $ 216,322
Net realized gain                                                      490,577
Unrealized depreciation                                             (3,394,721)
-------------------------------------------------------------------------------
Net decrease in net assets resulting
  from operations                                                   (2,687,822)
-------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
INTEREST (Note 5):
Net proceeds from sale of shares                                    28,257,432
Net asset value of shares issued to shareholders
  from reinvestment of distributions                                        --
Cost of shares repurchased                                           (8,383,403)
-------------------------------------------------------------------------------
Net increase in net assets from transactions
  in shares of beneficial interest                                  19,874,029
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                          17,186,207
-------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                         --
-------------------------------------------------------------------------------
End of period (including undistributed
  net investment income of $150,642)                                $17,186,207
===============================================================================


See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR THE PERIOD MARCH 2, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
================================================================================
Net Asset Value, beginning of period                                 $ 10.00
--------------------------------------------------------------------------------
Income From Operations:
Net investment income                                                  0.079
Net realized and unrealized loss on investments                       (1.039)
--------------------------------------------------------------------------------
    Total from operations                                             (0.960)
--------------------------------------------------------------------------------
Less Distributions From:
Net investment income                                                     --
Net realized gain on investments                                          --
--------------------------------------------------------------------------------
    Total distributions                                                   --
Net Asset Value, end of period                                         $9.04
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)                                                    $17,186
Ratio of expenses to average net assets (A)                             1.66%*
Ratio of net investment income to average net assets                    1.76%*
Total return                                                           (9.60)%**

Note: If Agents of the Fund for the period indicated had not voluntarily waived a portion of their fees, the net investment income per share and the ratios would have been as follows:

Net investment income per share                                      $ 0.061
RATIOS:
Expenses to average net assets (A)                                      2.06%*
Net investment income to average net assets                             1.36%*
================================================================================
  *Annualized.
 **Not Annualized.
(A)Includes the Fund's share of International Portfolio allocated expenses for the period indicated.

See notes to financial statements

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES CitiFunds International Growth & Income Fund (the "Fund") is a separate diversified series of CitiFunds International Trust (the "Trust"), a Massachusetts business trust. The Fund commenced operations on March 2, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund currently invests all of its investable assets in International Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as Investment Manager. The value of such investment reflects the Fund's proportionate interest (7.43% at October 31, 1998) in the net assets of the Portfolio. CFBDS, Inc. ("CFBDS") acts as the Fund's Sub-Administrator and Distributor.
   The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.
   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The significant accounting policies consistently followed by the Fund are as follows:
   A. INVESTMENT VALUATION Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.
   B. INVESTMENT INCOME The Fund earns income, net of Portfolio expenses, daily based on its investment in the Portfolio.
   C. Federal Taxes The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover of $575,213 all of which will expire on October 31, 2006. Such capital loss carryover will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.
   D. Expenses The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and CFBDS. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Fund's share of the Portfolio's expenses are charged against and reduce the amount of the Fund's investment in the Portfolio.

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

   E. Distributions Distributions to shareholders are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the period ended October 31, 1998, the Fund reclassified $65,680 from undistributed net investment income to accumulated net gain on investments.
   F. OTHER All the net investment income, realized and unrealized gain and loss of the Portfolio is allocated pro rata, based on respective ownership interests, among the Fund and the other investors in the Portfolio at the time of such determination. Investment transactions are accounted for on the trade date basis. Realized gains and losses are determined on the identified cost basis.
2. MANAGEMENT FEES Citibank is responsible for overall management of the Fund's business affairs, and has a Management Agreement with the Fund. Citibank also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund. CFBDS acts as Sub-Administrator and performs certain duties and receives compensation from Citibank as from time to time is agreed to by Citibank and CFBDS. Citibank is a wholly-owned subsidiary of Citigroup, Inc. Citigroup, Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.
   The management fees paid to Citibank are accrued daily and payable monthly. The management fee is computed at the annual rate of 0.25% of the Fund's average daily net assets. The management fee amounted to $30,714, all of which was voluntarily waived for the period March 2, 1998 (Commencement of Operations) to October 31, 1998.
   The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Sub-Administrator, all of whom receive remuneration for their services to the Trust from the Sub-Administrator or its affiliates.
3. DISTRIBUTION FEES The Fund has adopted a Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund pays fees for distributions, sales and marketing and shareholder services at an annual rate not to exceed 0.25% of the Fund's average daily net assets. The Distribution fees amounted to $30,714 for the period March 2, 1998 (Commencement of Operations) to October 31, 1998.
4. INVESTMENT TRANSACTIONS Increases and decreases in the Fund's investment in the Portfolio for the period March 2, 1998 (Commencement of Operations) to October 31, 1998 aggregated $28,323,743 and $8,514,100, respectively.

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

5. SHARES OF BENEFICIAL INTEREST The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares of beneficial interest were as follows:

FOR THE PERIOD MARCH 2, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
================================================================================
Shares sold                                                         2,743,688
Shares issued to shareholders from reinvestment of distributions           --
Shares repurchased                                                   (841,622)
--------------------------------------------------------------------------------
 Net increase                                                       1,902,066
================================================================================







12

CITIFUNDS INTERNATIONAL GROWTH & INCOME PORTFOLIO
INDEPENDENT AUDITORS' REPORT

TO THE  TRUSTEES AND THE  SHAREHOLDERS  OF  CITIFUNDS  INTERNATIONAL  TRUST (THE
TRUST):
CITIFUNDS INTERNATIONAL GROWTH &INCOME PORTFOLIO

   In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CitiFunds International Growth &Income Portfolio (the "Fund"), a series of
CitiFunds International Trust, at October 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period March 2, 1998 (Commencement of Operations) through October 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned at October 31, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 1998

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS                                        OCTOBER 31, 1998

ISSUER                                          SHARES                     VALUE
================================================================================
COMMON STOCKS -- 97.7%
--------------------------------------------------------------------------------
AUSTRIA -- 0.7%
--------------------------------------------------------------------------------
Boehler-Uddeholm                                31,283               $ 1,473,878
                                                                     -----------
AUSTRALIA -- 2.5%
--------------------------------------------------------------------------------
Australia & New Zealand
   Banking Group                               658,440                 3,768,164
Pioneer International,
   Ltd.                                        641,253                 1,331,558
Quantas Airways                                391,845                   666,616
                                                                     -----------
                                                                       5,766,338
                                                                     -----------
CANADA -- 3.5%
--------------------------------------------------------------------------------
Canadian Imperial Bank
   of Commerce                                  74,481                 1,479,484
Imasco, Ltd.                                   195,322                 3,670,990
Noranda, Inc.                                  194,180                 2,869,283
                                                                     -----------
                                                                       8,019,757
                                                                     -----------
FINLAND -- 1.8%
--------------------------------------------------------------------------------
The Rauma Group Oy                              80,393                   949,461
UPM-Kymmene Oy                                 136,958                 3,275,792
                                                                     -----------
                                                                       4,225,253
                                                                     -----------
FRANCE -- 7.8%
--------------------------------------------------------------------------------
BIC                                              5,805                   357,334
BNP                                             29,625                 1,876,390
Elf Aquitaine                                   27,480                 3,180,338
La Farge Coppee                                 41,876                 4,281,137
Pernod-Ricard                                   48,514                 3,230,832
Societe Generale                                22,515                 2,978,550
Total                                           18,520                 2,136,705
                                                                     -----------
                                                                      18,041,286
                                                                     -----------
GERMANY -- 7.8%
--------------------------------------------------------------------------------
Bayer AG                                        52,245                 2,122,601
Buderus AG                                       5,550                 2,308,452
Commerzbank AG                                 115,367                 3,468,323
Draegerwerk AG                                 124,818                 2,034,462
Dyckerhoff AG                                   10,621                 3,269,973
Veba AG                                         65,255                 3,643,880
Vossloh AG                                      42,454                 1,214,802
                                                                     -----------
                                                                      18,062,493
                                                                     -----------
GREAT BRITAIN -- 24.7%
--------------------------------------------------------------------------------
Allied Domecq                                  439,115                 4,042,206
Allied Zurich                                  204,154                 2,439,683
BOC Group                                      137,971                 2,025,185
BTR                                            973,360                 1,702,422
B.A.T. Industries                              258,544                 2,322,651
CGU                                            251,058                 3,977,151
Coats Viyella                                1,714,716                   889,675
Cookson Group                                1,183,635                 2,476,311
Elementis                                    1,909,598                 3,052,268
Fairview Holdings                               66,404                    90,857
Hanson                                         770,119                 5,420,025
Hillsdown Holdings                             724,318                 1,030,447
Lex Service                                    366,400                 2,195,411
Lloyds TSB Group                               294,046                 3,629,566
Mckenchnie                                     291,875                 1,626,741
Medeva                                         938,770                 1,916,886
National Westminister
   Bank                                        182,171                 3,076,435
Powergen                                       219,116                 3,098,904
Safeway                                        501,006                 2,515,600
TI Group                                       485,515                 2,892,877
Terranova Foods                                252,434                   511,223
Tomkins                                      1,077,627                 4,987,019
Williams                                       189,685                 1,183,390
                                                                     -----------
                                                                      57,102,933
                                                                     -----------
HONG KONG -- 5.7%
--------------------------------------------------------------------------------
Dao Heng Bank Group                          1,423,500                 2,968,305
Hang Lung
   Development Co.                           1,602,635                 1,820,941
New World
   Development Co.                           1,309,790                 3,044,057
South China
   Morning Post                              2,661,486                 1,426,103
Swire Pacific                                  736,000                 3,905,694
                                                                     -----------
                                                                      13,165,100
                                                                     -----------
IRELAND -- 2.3%
--------------------------------------------------------------------------------
Greencore Group                                653,730                 2,553,798
Jefferson Smurfit Group                      1,730,090                 2,859,408
                                                                     -----------
                                                                       5,413,206
                                                                     -----------
ITALY -- 3.0%
--------------------------------------------------------------------------------
Eni Spa                                        664,100                 3,949,239
Telecom Italia                                 423,000                 3,057,272
                                                                     -----------
                                                                       7,006,511
                                                                     -----------
14




INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (Continued)                            OCTOBER 31, 1998

ISSUER                                          SHARES                  VALUE
================================================================================
Koito Manufacturing Co.                        394,000               $ 1,605,335
Kyocera Corp.                                   79,700                 3,520,801
Nichicon Corp.                                 255,000                 2,766,984
Nintendo Co.                                    45,900                 3,882,089
Promise Co.                                     97,100                 4,389,406
Yodogawa Steel Works                           456,000                 1,818,837
                                                                     -----------
                                                                      17,983,452
                                                                     -----------
NETHERLANDS -- 8.0%
--------------------------------------------------------------------------------
ABN Amro Holdings
   NV                                          124,637                 2,334,713
Akzo Nobel NV                                   93,348                 3,627,105
Hollandsche Beton
   Groep NV                                    101,730                 1,372,044
ING Groep NV                                    79,108                 3,827,431
KPN NV                                          61,406                 2,385,975
Philips Electronics NV                          61,415                 3,267,227
TNT Post Groep NV                               64,686                 1,731,008
                                                                     -----------
                                                                      18,545,503
                                                                     -----------
NEW ZEALAND -- 0.3%
--------------------------------------------------------------------------------
Fletcher Challenge
   Building                                    608,789                   805,960
--------------------------------------------------------------------------------
Norway -- 2.1%
--------------------------------------------------------------------------------
Kvaerner ASA                                    51,377                 1,109,383
Nycomed Amersham                               508,530                 3,625,698
                                                                     -----------
                                                                       4,735,081
                                                                     -----------
Singapore -- 0.8%
--------------------------------------------------------------------------------
Development Bank of
   Singapore                                   285,360                 1,788,431
--------------------------------------------------------------------------------
Spain -- 3.5%
--------------------------------------------------------------------------------
Banco Santander SA                             207,630                 3,802,963
Telefonica SA                                   93,300                 4,212,608
--------------------------------------------------------------------------------
                                                                       8,015,571
Sweden -- 3.5%
--------------------------------------------------------------------------------
Electrolux AB                                  225,650                 3,396,602
Getinge Industrier                             201,876                 3,103,397
Skandinavifka Enskilda
   Banking                                     153,530                 1,553,788
                                                                     -----------
                                                                       8,053,787
                                                                     -----------
SWITZERLAND -- 10.3%
--------------------------------------------------------------------------------
Forbo Holdings AG                                7,311               $ 3,020,851
Nestle SA                                        1,594                 3,387,235
Novartis AG                                      3,043                 5,478,433
Saurer AG                                        3,994                 2,357,559
Schweizerische
   Rueckversicherungs-
   Gesellschaft AG                               1,856                 4,130,227
Schweizerische Industrie-
   Gesellschaft Holding
   AG                                            4,498                 3,020,128
Sulzer AG                                        4,277                 2,461,492
                                                                     -----------
                                                                      23,855,925
United States -- 1.6%                                                -----------
--------------------------------------------------------------------------------
Creative Technology Ltd.*                      163,600                 2,300,625
Jardine Matheson                               492,000                 1,377,600
                                                                     -----------
                                                                       3,678,225
                                                                     -----------
TOTAL COMMON STOCKS
   (Identified Cost
   $233,531,359)                                                     225,738,690
                                                                     -----------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------
Bolton Properties*
   Exp. 9/15/01
   (Identified Cost
   $6,808)                                      23,750                     1,231
                                                                     -----------
SHORT-TERM OBLIGATIONS -- 1.4%
--------------------------------------------------------------------------------
State Street Repurchase Agreement
4.25% due 11/02/98 proceeds
   at maturity $3,259,154
   (collateralized by $3,085,000
   U.S. Treasury Note 6.25%
   due 8/31/02, valued
   at $3,324,233)                                                      3,258,000
                                                                     -----------
TOTAL INVESTMENTS
   (Identified Cost
   $236,796,167)                                  99.1%              228,997,921
OTHER ASSETS,
   LESS LIABILITIES                                0.9                 1,948,385
                                                 -----              ------------
Net Assets                                       100.0%             $230,946,306
                                                 =====              ============

* Non income producing

See notes to financial statements
                                                                              15

INTERNATIONAL PORTFOLIO

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1998 ARE AS FOLLOWS:


                                                                                       UNREALIZED
                                  MARKET          AGGREGATE         DELIVERY DATE     APPRECIATION
       CURRENCY     COUNTRY       VALUE          FACE VALUE         OF CONTRACTS     (DEPRECIATION)
       ---------    --------     -------        ------------       ---------------  ---------------
Dollar (Sell) ..... Hong Kong   $6,834,597      $6,603,187          February 1999     $ (231,410)
Dollar (Buy) ...... Hong Kong    6,834,597       6,798,751          February 1999         35,846
Dollar (Sell) ..... Hong Kong    7,143,558       7,125,589          April 1999           (17,969)
                                                                                      ----------
                                                                                      $ (213,533)
                                                                                      ==========


INTERNATIONAL PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998
==============================================================================
ASSETS:
Investments at value (Note 1A) (Identified Cost, $236,796,167)    $228,997,921
Foreign currency, at value (Cost $599,767)                             598,025
Cash                                                                       918
Dividends and interest receivable                                    1,013,973
Receivable for investments sold                                      1,118,258
Receivable for forward contracts                                        35,846
------------------------------------------------------------------------------
  Total assets                                                     231,764,941
------------------------------------------------------------------------------
LIABILITIES:
Payable for investments purchased                                      217,060
Payable for forward contracts                                          249,379
Payable to affiliates-Management fees (Note 2)                          65,295
Accrued expenses and other liabilities                                 286,901
------------------------------------------------------------------------------
  Total liabilities                                                    818,635
------------------------------------------------------------------------------
NET ASSETS                                                        $230,946,306
==============================================================================
REPRESENTED BY:
Paid-in capital for beneficial interests                          $230,946,306
==============================================================================



INTERNATIONAL PORTFOLIO
STATEMENT OF OPERATIONS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
================================================================================
Investment Income: (Note 1B)
Dividend income (net of foreign withholding
  tax of $1,166,799)                        $6,427,710
Interest income                                313,385
-------------------------------------------------------------------------------
  Total investment income                                           $ 6,741,095
-------------------------------------------------------------------------------
Expenses:
Management fees (Note 2)                     2,004,587
Custody and fund accounting fees               346,660
Audit fees                                      37,413
Legal fees                                      19,642
Printing                                         5,594
Trustees fees                                    4,569
Other                                           11,816
-------------------------------------------------------------------------------
  Total expenses                                                     2,430,281
-------------------------------------------------------------------------------
Net investment income                                                4,310,814
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactio   4,022,805
Net realized loss on foreign exchange
  currency & transactions                      (20,632)
-------------------------------------------------------------------------------
  Net realized gain                                                  4,002,173
-------------------------------------------------------------------------------
Net unrealized  appreciation  (depreciation)
  of investments,  forward  currency
  contracts, foreign currency transactions  (8,003,050)
Less: unrealized appreciation from
  contributed assets (Note 1)               12,088,710
-------------------------------------------------------------------------------
Unrealized depreciation of investments                              (20,091,760)
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) of investments            (16,089,587)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(11,778,773)
===============================================================================


See notes to financial statements

INTERNATIONAL PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income                                               $ 4,310,814
Net realized gain on investment transactions, forward currency
  contracts, foreign currency transactions                            4,002,173
Unrealized depreciation of investments                              (20,091,760)
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                (11,778,773)
--------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
Proceeds from contributions                                         593,863,296
Value of withdrawals                                               (351,138,217)
--------------------------------------------------------------------------------
Net increase in net assets from capital transactions                242,725,079
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS:                                         230,946,306
--------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                          --
--------------------------------------------------------------------------------
End of period                                                      $230,946,306
--------------------------------------------------------------------------------



INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS
FOR THE PERIOD NOVEMBER 1, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998
================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                              $230,946
Ratio of expenses to average net assets                                    0.97%
Ratio of net investment income to average net assets                       1.72%
Portfolio turnover                                                           43%
--------------------------------------------------------------------------------


See notes to financial statements

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies International Portfolio (the "Portfolio"), a separate series of The Asset Allocation Portfolios (the "Portfolio Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Investment Manager of the Portfolio is Citibank, N.A. ("Citibank"). Signature Financial Group (Grand Cayman), Ltd. ("SFG") acts as the Portfolio's Sub-Administrator. On November 1, 1997 (Commencement of Operations) the CitiSelect Folio 200, CitiSelect Folio 300, CitiSelect Folio 400 and CitiSelect Folio 500 each transferred a portion of their investable assets in the amount of $13,468,512, $45,037,659, $115,488,801 and $69,902,939 including $657,730, $2,460,410,
$6,297,679 and $2,672,891, respectively, of unrealized appreciation to the Portfolio in exchange for an interest in the Portfolio.
   The  preparation of financial  statements in accordance  with U.S.  generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
   The significant accounting policies consistently followed by the Portfolio are as follows:
   A. INVESTMENT SECURITY VALUATIONS Equity securities are valued at the last sale price on the exchange on which they are primarily traded, or at the quoted bid price for securities in which there were no sales during the day, or for unlisted securities not reported on the NASDAQ system. Securities listed on a foreign exchange are valued at the last quoted sale price available. Bonds, foreignbonds and other fixed income securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchanges or over-the-counter prices. Short-term obligations maturing in sixty days or less are valued at amortized cost which constitutes fair value as determined by the Trustees. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or under guidelines established by the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS


asset value is calculated, such securities may be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.
   B. INCOMe Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on debt securities when required for U.S. federal income tax purposes. Dividend income and other distributions from investments are recorded on the ex-dividend date. Dividend and interest income is recorded net of foreign taxes withheld. Reclaims of recoverable foreign taxes are the responsibility of the qualified investors.
   C. FOREIGN CURRENCY TRANSLATION The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, as well as income and expenses, are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translations of foreign currency includes net exchange gains and losses, disposition of foreign currency and the difference between the amount of investment income and expenses recorded and the amount actually received or paid.
   D. FORWARD FOREIGN CURRENCY CONTRACTS The Portfolio may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.
   E. U.S.  FEDERAL TAXES The  Portfolio is  considered a partnership  under the
U.S. Internal Revenue Code. Accordingly, no provision for federal income or excise tax is necessary.
   F. EXPENSES The Portfolio bears all costs of its operations other than expenses specifically assumed by Citibank and SFG. Expenses incurred by the
Portfolio Trust with respect to any two or more portfolios or series are allocated in proportion to the average net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
   G. OTHER Investment transactions are accounted for on the date the investments are purchased or sold. Realized gains and losses are determined on the identified cost basis.

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (Continued)


2. MANAGEMENT FEES Citibank is responsible for overall management of the Portfolio's business affairs, and has a separate Management Agreement with the Portfolio. Citibank also provides certain administrative services to the Portfolio. These administrative services include providing general office facilities and supervising the overall administration of the Portfolio. SFG acts as Sub-Administrator and performs certain duties and receives compensation from Citibank as from time to time are agreed to by Citibank and SFG.

   Citibank has delegated the daily management of the Portfolio to Hotchkis and Wiley (the "Subadviser"). Citibank is a wholly-owned subsidiary of Citigroup, Inc. Citigroup, Inc. was formed as a result of the merger of Citicorp and Travelers Group, Inc. which was completed on October 8, 1998.

   The management fee paid to Citibank, amounted to $922,580 for the period November 1, 1997 (Commencement of Operations) to October 31, 1998. Management fees are computed at the annual rate of 0.80% of the Portfolio's average daily net assets less the aggregate amount (if any) payable by the Portfolio Trust pursuant to the Sub-management Agreement with the Subadviser. The Portfolio pays the Subadviser the following fees, which are accrued daily and payable monthly and are at the annual rates equal to a percentage of the aggregate assets of the Portfolio allocated to the Subadviser: 0.60% on first $10 million, 0.55% on next $40 million, 0.45% on next $100 million, 0.35% on next $150 million, 0.30% on remaining assets.

   The management fees paid to the Subadviser amounted to $1,082,007 for the year ended October 31, 1998.

3. PURCHASES AND SALES OF INVESTMENTS Purchases and sales of investments, other than short-term obligations, aggregated $114,456,273 and $105,252,733, respectively, for the period November 1, 1997 (Commencement of Operations) to October 31, 1998.

4. FEDERAL INCOME TAX BASIS OF INVESTMENTS The cost and unrealized appreciation (depreciation) in value of the investment securities owned at October 31, 1998, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $236,845,911
================================================================================
Gross unrealized appreciation                                    $ 25,968,967
Gross unrealized depreciation                                     (33,816,957)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $(7,847,990)
================================================================================

INTERNATIONAL PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

5. Line of Credit The Portfolio, along with other CitiFunds, entered into an ongoing agreement with a bank which allows the Funds collectively to borrow up to $60 million for temporary or emergency purposes. Interest on the borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the period November 1, 1997 (Commencement of Operations) to October 31, 1998, the commitment fee allocated to the Portfolio was $834. Since the line of credit was established, there have been no borrowings.

INTERNATIONAL PORTFOLIO
Independent Auditors' Report

TO THE TRUSTEES AND INVESTORS OF THE ASSET ALLOCATION PORTFOLIO (THE TRUST), WITH RESPECT TO ITS SERIES, INTERNATIONAL PORTFOLIO:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Portfolio (the "Portfolio"), a series of The Asset Allocation Portfolios, as at October 31, 1998 and the related statements of operations and of changes in net assets and the financial highlights for the period March 2, 1998 (Commencement of Operations) through October 31, 1998. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audit.
   We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments owned as at October 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.
   In our opinion, these financial statements present fairly, in all material respects, the financial position of the Portfolio as at October 31, 1998, the results of its operations and the changes in its net assets and the financial highlights for the period March 2, 1998 (Commencement of Operations) through October 31, 1998 in accordance with U.S. generally accepted accounting principles.

PricewaterhouseCoopers LLP
Chartered Accountants
Toronto, Ontario
December 14, 1998

                      THIS PAGE INTENTIONALLY LEFT BLANK.

TRUSTEES AND OFFICERS
Philip W. Coolidge*, PRESIDENT
Riley C. Gilley
Diana R. Harrington
Susan B. Kerley
C. Oscar Morong Jr.
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*AFFILIATED PERSON OF SUB-ADMINISTRATOR AND DISTRIBUTOR

INVESTMENT MANAGER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

DISTRIBUTOR
CFBDS, Inc.
21 Milk Street, 5th Floor
Boston, MA 02109
(617) 423-1679

TRANSFER AGENT  AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street,Boston, MA 02110

LEGAL COUNSEL
Bingham Dana LLP
150 Federal Street, Boston, MA 02110

THE CITIFUNDS FAMILY

  LARGE CAP STOCKS
o CitiFunds Growth & Income Portfolio
o CitiFunds Large Cap Growth Portfolio

  SMALL CAP STOCKS
o CitiFunds Small Cap Growth Portfolio
o CitiFunds Small Cap Value Portfolio

  INTERNATIONAL STOCKS
o CitiFunds International Growth & Income Portfolio
o CitiFunds International Growth Portfolio
  Growth with Income
o CitiFunds Balanced Portfolio

  BONDS
o CitiFunds Intermediate Income Portfolio
o CitiFunds Short-Term U.S. Government Income Portfolio
o CitiFunds California Tax Free Income Portfolio
o CitiFunds New York Tax Free Income Portfolio
o CitiFunds National Tax Free Income Portfolio

  MONEY MARKETS
o CitiFunds Cash Reserves
o CitiFunds U.S. Treasury Reserves
o CitiFunds Tax Free Reserves
o CitiFunds New York Tax Free Reserves
o CitiFunds California Tax Free Reserves
o CitiFunds Connecticut Tax Free Reserves

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

For more information contact your Service Agent or call 1-800-625-4554 CitiFunds are made available by CFBDS, Inc. as distributor.

(C) 1998 CitiCorp        [Logo] Printed on recycled paper       CFA/IGI/10981998